Exhibit 31.4

CERTIFICATION

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, James W. Kleifges, certify that:

1.

I have read this Amendment No. 1 to the annual report on Form 10-K/A for the year ended December 31, 2009 of Inland Western Retail Real Estate Trust, Inc., and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ James W. Kleifges

By:	James W. Kleifges
Chief Accounting Officer

Date:	March 5, 2010